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Exhibit 99.3

UNAUDITED PRO FORMA OPERATING AND FINANCIAL INFORMATION

    The following unaudited pro forma operating and financial information gives effect to the merger of Price Enterprises, Inc. and Excel Legacy Corporation, the exchange offer by Enterprises for the outstanding debt securities of Excel Legacy, the sale of the Enterprises Series B preferred stock and the tender offer by Enterprises for its outstanding common stock (other than those shares previously held by Excel Legacy and those shares issued in the merger). The unaudited pro forma consolidated condensed balance sheet is based on the individual historical balance sheets of Enterprises and Excel Legacy and has been prepared to reflect the merger, the exchange offer, the sale of the Enterprises Series B preferred stock and the tender offer at June 30, 2001. The unaudited pro forma consolidated condensed statement of income is based on the individual historical statements of income of Enterprises and Excel Legacy and has been prepared to reflect the merger, the exchange offer, the sale of the Enterprises Series B preferred stock and the tender offer as if they had occurred on January 1, 2000.

    The unaudited pro forma operating and financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations of the combined company, Price Legacy Corporation, that would have occurred had the merger, the exchange offer, the sale of the Enterprises Series B preferred stock and the tender offer been completed as of the dates indicated. In addition, the unaudited pro forma operating and financial information is not necessarily indicative of the future financial condition or operating results of Price Legacy.

    The unaudited pro forma operating and financial information should be read in conjunction with the historical financial statements and related notes contained in the annual and quarterly reports of Enterprises and Excel Legacy which, with respect to Excel Legacy, have been incorporated by reference in this Form 8-K.

PRICE LEGACY CORPORATION

UNAUDITED PRO FORMA

CONSOLIDATED CONDENSED BALANCE SHEET
As of June 30, 2001
(in thousands)

	Enterprises Historical	Excel Legacy Historical	Pro Forma Merger Adjustments		Pro Forma Tender Offer		Pro Forma Exchange Offer		Pro Forma Sale of Series B Preferred Stock		Pro Forma Totals
ASSETS
Real Estate, net	$624,935	$122,276	$18,034	(2E1)	$—		$—		$—		$765,245
Cash	9,707	2,219	(1,425)	(2C)	(5,653)	(2F)	(505)	(2G)	22,060	(2B)	26,403
Investment in real estate joint ventures	18,129	15,405	8,146	(2E2)	—		—		—		41,680
Investment in securities	—	119,556	(115,851)	(2C)	—		—		—		3,705
			465	(2E3)							465
Accounts receivable	4,430	624	—		—		—		—		5,054
Notes receivable	13,792	45,700	—		—		—		—		59,492
Notes receivable from Excel Legacy	39,782	—	(39,782)	(2D)	—		—		—		—
Other assets	14,581	42,922	(9,919)	(2E4)	—		—		—		47,584

Total assets	$725,356	$348,702	$(140,332)		$(5,653)		$(505)		$22,060		$949,628

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Mortgages and notes payable	187,213	45,349	—		—		—		(9,347)	(2B)	223,215
Notes payable to Enterprises	—	39,782	(39,782)	(2D)	—		—		—		—
Revolving line of credit	64,600	12,280	—		—		—		(76,880)	(2B)	—
Convertible debentures	—	33,240	—		—		(30,414)	(2G)	—		2,826
Senior notes	—	18,067	—		—		(15,805)	(2G)	—		2,262
Accounts payable, accrued expenses and other liablities	4,645	20,645	(2,804)	(2E5)	—		—		—		22,486

	256,458	169,363	(42,586)		—		(46,219)		(86,227)		250,789

Minority interests	—	595	—		—		—		—		595
Stockholders' equity
Series A preferred stock	353,404	—	—		—		45,714	(2G)	—		399,118
Series B preferred stock	—	—	—		—		—		105,202	(2B)	105,202
Common stock	1	615	(612)	(2C)	—		—		—		4
Additional paid-in capital	115,418	201,471	19,530	(2E)	(5,653)	(2F)	—		—		330,766
	—	—	(130,318)	(2C)	—		—		—		(130,318)
Warrants	—	—	—		—		—		3,085	(2B)	3,085
Accumulated other comprehensive (loss) income, net of tax	—	(692)	692	(2C)	—		—		—		—
Accumulated (deficit) earnings	75	(12,962)	12,962	(2C)	—		—		—		75
Notes receivable-purchase of shares	—	(9,688)	—		—		—		—		(9,688)

Total stockholders' equity	468,898	178,744	(97,746)		(5,653)		45,714		108,287		698,244

Total liabilities and stockholders' equity	$725,356	$348,702	$(140,332)		$(5,653)		$(505)		$22,060		$949,628

See "-Notes and Management's Assumptions to Pro Forma Consolidated Condensed Financial Information-Unaudited."

PRICE LEGACY CORPORATION

UNAUDITED PRO FORMA

CONSOLIDATED CONDENSED STATEMENT OF INCOME
For the Year Ended December 31, 2000
(in thousands)

	Enterprises Historical	Excel Legacy Historical	Pro Forma Merger Adjustments		Pro Forma Exchange Offer		Pro Forma Sale of Series B Preferred Stock		Pro Forma Totals
Revenues:
Rental and other operating income	$70,771	$11,687	$(375)	(3B)	$—		$—		$82,083
Interest and other	3,212	6,810	(1,213)	(3B)	—		—		8,809

Total revenue	73,983	18,497	(1,588)		—		—		90,892

Expenses:
Provision for investment impairment	—	18,993	—		—		—		18,993
Property and other expenses	16,281	9,178	(375)	(3B)	—		—		25,084
Interest	10,931	10,860	(1,213)	(3B)	(4,318)	(3E)	(5,766)	(3A1)	9,643
							(851)	(3A2)
Depreciation and amortization	9,558	1,562	(229)	(3H)	—		—		10,891
General and administrative	3,085	2,785	—	(3I)	—		—		5,870

	39,855	43,378	(1,817)		(4,318)		(6,617)		70,481

Income (loss) before gain on sale of real estate and investments, net	34,128	(24,881)	229		4,318		6,617		20,411
Gain on sale of real estate and investments, net	164	8,715	(1,880)	(3C)	—		—		6,999

Income (loss) before income taxes	34,292	(16,166)	(1,651)		4,318		6,617		27,410
Benefit for income taxes	—	1,167	752	(3C)	—		—		1,919

Net income (loss)	34,292	(14,999)	(899)		4,318		6,617		29,329
Dividends to preferred stockholders	(33,360)	—	—		(4,314)	(3E)	(9,833)	(3A)	(47,507)

Net income (loss) applicable to common stockholders	$932	$(14,999)	$(899)		$4		$(3,216)		$(18,178)

Basic net income per common share	$0.07	$(0.36)							$(0.45)

Diluted net income per common share	$0.07	$(0.36)							$(0.45)

Historical basic weighted average number of common shares outstanding	13,309	41,847	—		—		—		—
Historical diluted weighted average number of common shares outstanding	13,309	61,553	—		—		—		—
Pro Forma basic weighted average number of common shares outstanding	13,309	61,553	(33,150)	(3D)	—		—		41,712
Pro Forma diluted weighted average number of common shares outstanding	13,309	61,553	(33,150)	(3D)	—		18,823	(3E)	62,294
							1,759	(3F)

See "-Notes and Management's Assumptions to Pro Forma Consolidated Condensed Financial Information-Unaudited."

PRICE LEGACY CORPORATION

UNAUDITED PRO FORMA

CONSOLIDATED CONDENSED STATEMENT OF INCOME
For the Six Months Ended June 30, 2001
(in thousands)

	Enterprises Historical	Excel Legacy Historical	Pro Forma Merger Adjustments		Pro Forma Exchange Offer		Pro Forma Sale of Series B Preferred Stock		Pro Forma Totals
Revenues:
Rental and other operating income	$37,270	$8,310	$(1,426)	(3B)	$—		$—		$44,154
Interest and other	3,643	2,702	(2,000)	(3B)	—		—		4,345

Total revenue	40,913	11,012	(3,426)		—		—		48,499

Expenses:
Property and other expenses	9,215	4,472	(226)	(3B)	—		—		13,461
Interest	6,930	4,145	(400)	(3B)	(2,159)	(3E)	(2,499)	(3A1)	5,592
							(426)	(3A2)
Depreciation and amortization	4,536	728	(115)	(3H)	—		—		5,149
Merger related expenses	—	780	—		—		—		780
General and administrative	1,690	1,612	—	(3I)	—		—		3,302

	22,371	11,737	(741)		(2,159)		(2,925)		28,284

Income (loss) before gain on sale of real estate and investments, net	18,542	(725)	(2,685)		2,159		2,925		20,215
Gain on sale of real estate and investments, net	1,159	114	—		—		—		1,273

Income (loss) before income taxes	19,701	(611)	(2,685)		2,159		2,925		21,488
Benefit for income taxes	—	969	752	(3C)	—		—		1,721

Net income (loss)	19,701	358	(1,933)		2,159		2,925		23,209
Dividends to preferred stockholders	(16,744)	—	—		(2,157)	(3E)	(4,917)	(3A)	(23,818)

Net income (loss) applicable to common stockholders	$2,957	$358	$(1,933)		$2		$(1,992)		$(608)

Basic net income per common share	$0.22	$0.01							$(0.01)

Diluted net income per common share	$0.22	$0.01							$(0.01)

Historical basic weighted average number of common shares outstanding	13,309	61,541	—		—
Historical diluted weighted average number of common shares outstanding	13,309	61,541	—		—		—		—
Pro Forma basic weighted average number of common shares outstanding	13,309	61,541	(33,150)	(3D)	—		—		41,700
Pro Forma diluted weighted average number of common shares outstanding	13,309	61,541	(33,150)	(3D)	—		18,395	(3E)	61,815
							1,720	(3F)

See "-Notes and Management's Assumptions to Pro Forma Consolidated Condensed Financial Information-Unaudited."

PRICE LEGACY CORPORATION

NOTES AND MANAGEMENT'S ASSUMPTIONS TO PRO FORMA CONSOLIDATED

CONDENSED FINANCIAL INFORMATION-UNAUDITED

(in thousands, except for per share amounts)

1. Summary of Accounting Treatment

    The exchange of Excel Legacy common stock for Enterprises common stock in connection with the merger is being accounted for as a purchase of Excel Legacy by Enterprises. As such, the assets and liabilities of Excel Legacy have been adjusted to fair value in connection with the application of purchase accounting.

    The purchase price is calculated based on $4.89 per share for the Enterprises common stock, which is equal to the closing price of $5.75 per share on March 21, 2001 (the day immediately prior to the public announcement of the merger agreement), less a 15% discount to reflect the low trading volume of the Enterprises common stock:

Shares to be issued	40,377
Price per share	$4.89

197,444
Merger related estimated accounting legal, printing and other costs	1,425

Purchase price	$198,869

2. Adjustments to Pro Forma Consolidated Condensed Balance Sheet

    Certain reclassifications have been made to the historical balance sheets of Enterprises and Excel Legacy in order to conform to the desired pro forma consolidated condensed balance sheet presentation.

(A)	Book Value of Excel Legacy's net assets at June 30, 2001	$179,339
	Adjustments to assets and liabilities to reflect fair value (see 2E)	19,530

	Purchase price	$198,869

(B)
To reflect: 1) the proceeds of the sale of the Enterprises Series B preferred stock to repay outstanding amounts on the outstanding lines of credit. The proceeds are net of $1,000 of estimated expenses in connection with the sale of the Enterprises Series B preferred stock. Net proceeds have been allocated to the $8.25 warrants at $1.1388 per share issued using the Black-Scholes model with the following assumptions: expected volatility of 20%, risk-free interest rate of 4.77% and expected life of seven years and 2) the conversion of the Excel Legacy promissory note payable to The Price Group LLC into Enterprises Series B preferred stock.

		Allocation to
	Gross Proceeds	Series B Preferred Stock	Warrants
Warburg gross proceeds	$100,000	$97,153	$2,847
Estimated expenses	(1,000)	(972)	(28)

	99,000	96,181	2,819
Conversion of the Excel Legacy promissory note	9,347	9,081	266

	$108,347	$105,262	$3,085

(C)
To reflect the elimination of Excel Legacy's investment in the Enterprises common stock and equity accounts to reflect purchase accounting as a result of the merger and $1,425 of expenses in connection with the merger.

(D)
To reflect the elimination of debt between Enterprises and Excel Legacy.

(E)
To record the net assets and liabilities acquired at fair value as of June 30, 2001. Enterprises estimated the fair value of Excel Legacy's net assets based upon management's evaluation of the individual assets and liabilities of Excel Legacy. The adjustment are:

(1)	The adjustment to reflect real estate at fair value		$18,034
(2)	The adjustment to reflect net investment in partnerships at fair value		8,146
(3)	To reflect Excel Legacy's investments in securities at fair value		465
(4)	Adjustments to other assets:
	To eliminate Excel Legacy's net deferred tax asset	(8,437)
	To eliminate capitalized management contracts related to Excel Legacy's acquisition of Tenant First	(1,174)
	To eliminate Excel Legacy's deferred financing costs	(308)

			(9,919)
(5)	To eliminate deferred gains on assets sold in 2000		2,804

			$19,530

(F)
To reflect the purchase of 808 shares of Enterprises common stock not previously owned by Excel Legacy at $7.00 per share, as a result of the tender offer.

(G)
To reflect the exchange of Excel Legacy convertible debentures and senior notes into Enterprises Series A preferred stock.

3. Adjustment to Pro Forma Consolidated Condensed Statements of Income

    Certain reclassifications have been made to the historical income statements of Enterprises and Excel Legacy in order to conform to the desired pro forma consolidated condensed statements of income presentation.

(A)
To reflect 1) pro forma effect of repaying outstanding amounts on the credit facilities with proceeds from the sale of the Enterprises Series B preferred stock and distributions related to the sale of the Enterprises Series B preferred stock and 2) the pro forma effect of the conversion of the Excel Legacy promissory note into Enterprises Series B preferred stock.

(B)
To reflect the elimination of interest income and interest expense recognized between Enterprises and Excel Legacy and the master lease of an office building between the two companies.

(C)
To eliminate the gain recognized by Excel Legacy and related income taxes on the sale of certain properties to Enterprises.

(D)
To reflect:

(1)	the purchase of shares of Enterprises common stock acquired in the tender offer at $7.00 per share	(808)
(2)	the conversion of Excel Legacy common stock into Enterprises common stock assuming an exchange ratio of 0.6667 of a share of Enterprises common stock for each share of Excel Legacy common stock	(20,188)
(3)	the cancellation of the Enterprises common stock previously owned by Excel Legacy	(12,154)

		(33,150)

(E)
To reflect the exchange of Excel Legacy convertible debentures and senior notes into Enterprises Series A preferred stock.

(F)
To reflect the pro forma weighted average diluted effect of the Enterprises Series B preferred stock during the first year of issuance.

(G)
To reflect the pro forma weighted average diluted effect of converting the Excel Legacy promissory note into Enterprises Series B preferred stock.

(H)
To eliminate the amortization of certain Excel Legacy intangible assets that will be eliminated for purchase accounting. The assets consist of management contracts Excel Legacy acquired in conjunction with its purchase of Tenant First.

(I)
Any combined general and administrative savings as a result of the merger have not been reflected as this amount is not known at this time.

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  Exhibit 99.3
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
NOTES AND MANAGEMENT'S ASSUMPTIONS TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION–UNAUDITED